EX-32.1   CERTIFICATIONS  OF  CEO  AND  CFO  PURSUANT  TO  SECTION  906  OF  THE
SARBANES-OXLEY ACT

                                                                    Exhibit 32.1

CERTIFICATION PURSUANT TO THE SARBANES-OXLEY ACT
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Nova Oil, Inc., a Nevada Corporation (the "Company"), on Form 10-QSB for the quarter ended March 31, 2004, as filed with the Securities and Exchange Commission (the "Report"), Paul E. Fredericks, President and Principal Executive Officer of the Company and Arthur P. Dammarell, Jr., Treasurer and Principal Financial Officer of the Company, respectively, do each hereby certify, pursuant toss.906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C.ss.1350), that to his knowledge:

This Quarterly Report on Form 10-QSB of the Registrant for the period ended March 31, 2004, as filed with the Securities and Exchange Commission (the "report"), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

The information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:  May 11, 2004                            Date:    May 11, 2004
       ------------                                     ------------

/s/ PAUL E. FREDERICKS                         /s/ ARTHUR P. DAMMARELL, JR.
---------------------------                    ----------------------------
Paul E. Fredericks                             Arthur P. Dammarell, Jr.
President and Principal Executive Officer      Treasurer and Principal Financial
                                               Officer